26 July 2022 Second Quarter 2022 Earnings Call Presentation

Forward-Looking Statements and Non-GAAP Financial Measures Forward-looking statements in this report relating to WesBanco’s plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this report should be read in conjunction with WesBanco’s Form 10-K for the year ended December 31, 2021 and documents subsequently filed by WesBanco with the Securities and Exchange Commission (“SEC”), including WesBanco’s Form 10-Q for the quarter ended March 31, 2022, which are available at the SEC’s website, www.sec.gov or at WesBanco’s website, www.WesBanco.com. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in WesBanco’s most recent Annual Report on Form 10-K filed with the SEC under “Risk Factors” in Part I, Item 1A. Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements, including, without limitation, the effects of changing regional and national economic conditions including the effects of the COVID-19 pandemic; changes in interest rates, spreads on earning assets and interest-bearing liabilities, and associated interest rate sensitivity; sources of liquidity available to WesBanco and its related subsidiary operations; potential future credit losses and the credit risk of commercial, real estate, and consumer loan customers and their borrowing activities; actions of the Federal Reserve Board, the Federal Deposit Insurance Corporation, the Consumer Financial Protection Bureau, the SEC, the Financial Institution Regulatory Authority, the Municipal Securities Rulemaking Board, the Securities Investors Protection Corporation, and other regulatory bodies; potential legislative and federal and state regulatory actions and reform, including, without limitation, the impact of the implementation of the Dodd-Frank Act; adverse decisions of federal and state courts; fraud, scams and schemes of third parties; cyber-security breaches; competitive conditions in the financial services industry; rapidly changing technology affecting financial services; marketability of debt instruments and corresponding impact on fair value adjustments; and/or other external developments materially impacting WesBanco’s operational and financial performance. WesBanco does not assume any duty to update forward-looking statements. In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), WesBanco's management uses, and this presentation contains or references, certain non-GAAP financial measures, such as pre-tax pre-provision income, tangible common equity/tangible assets; net income excluding after-tax restructuring and merger-related expenses; efficiency ratio; return on average assets; and return on average tangible equity. WesBanco believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although WesBanco believes that these non-GAAP financial measures enhance investors' understanding of WesBanco's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the Quarterly Reports on Forms 10-Q for WesBanco and its subsidiaries, as well as other filings that the company has made with the SEC.

Q2 2022 Financial and Operational Highlights Note: financial and operational highlights during the quarter ended June 30, 2022 (1) Non-GAAP measure – please see reconciliation in appendix; excludes restructuring and merger-related expenses Solid pre-tax, pre-provision income and net income (excluding restructuring & merger-related expenses) Strong, broad-based year-over-year and sequential quarter total loan growth (excluding Small Business Administration Payroll Protection Program (“SBA PPP”) loans) Successful execution on commercial and residential lender hiring plans Announced hiring of Jeffrey Jackson as COO Strong deposit growth (excluding CDs) driven by growth in demand deposits and savings accounts Key credit quality metrics remained at low levels and favorable to peer bank averages WesBanco remains well-capitalized with solid liquidity and a strong balance sheet Continued to return capital to shareholders through the repurchase of ~1.1 million shares of WesBanco common stock during the quarter Recognized as the #1 bank in OH & #2 in KY Pre-Tax, Pre-Provision Income(1) $52.2 million Net Income Available to Common Shareholders and Diluted EPS(1) $40.3 million; $0.67/diluted share Total Loan Growth (x-SBA PPP) YoY and QoQ (annualized) +3.8% and +21.8% Deposit Growth YoY (x-CDs) +5.3% YoY Non-Performing Assets to Total Assets 0.21% YTD Annualized Net Loan Charge-offs to Average Loans 0.00%

Q2 2022 Key Metrics Note: PTPP = pre-tax, pre-provision Non-GAAP measure – please see reconciliation in appendix Excludes restructuring and merger-related expenses

Q2 2022 Total Portfolio Loans ($MM) Total loan growth (excluding SBA PPP) was broad-based across all loan categories and markets +5.4 (or +21.8% annualized) quarter-over-quarter and +3.8% year-over-year Strong sequential quarter loan growth demonstrates the successful execution of our expansion into higher-growth markets, including Kentucky and Maryland, and ability to hire top-tier commercial and mortgage loan officers across our footprint ~480 SBA PPP loans remaining total ~$27 million (as of 6/30/2022) During Q2 2022, ~606 customers received forgiveness of SBA PPP loans totaling $50 million (net of deferred fees) Note: commercial loan average payoff and new yields exclude loans funded through the Small Business Administration’s Paycheck Protection Program (“SBA PPP”), as established by the CARES Act

Q2 2022 Net Interest Margin (NIM) Q2 2022 net interest margin of 3.03% increased 8 basis points sequentially, which reflects the 125 basis point increase in the federal fund rate during the last 3 months, as well as our successful deployment of excess cash through loan and securities growth When excluding purchase accounting accretion, net interest margin increased 10 basis points sequentially to 2.97% We remain focused on controlling the costs of our various funding sources, which is enhanced by the pricing advantage of our robust legacy deposit base Q2 2022 deposit funding costs reduced 4 basis points year-over-year to 13 basis points, or 9 basis points when including non-interest bearing deposits Cost of total interest-bearing liabilities decreased 5 basis points year-over-year to 26 basis points, or 17 basis points when including non-interest bearing deposits Note: commercial loan portfolio index mix excludes SBA PPP loans

Q2 2022 Non-Interest Income Trust fees decreased primarily due to the decline in equity markets Net securities brokerage revenue increased due to organic growth Service charges on deposits and electronic banking fees were higher due to increased general consumer spending While originations remained strong, mortgage banking income decreased due to holding more residential mortgages on the balance sheet Q2 2022 mortgage originations totaled $328 million, with the amount retained increasing to ~80% Net loss on other assets reflects the change in the fair value of underlying equity investments held by Wesbanco CDC primarily driven by the decline in the equity market, as compared to a net gain for the same investment in the prior year period Note: OREO = other real estate owned

Q2 2022 Non-Interest Expense Salaries and wages increased due to higher salary expense related to normal merit increases and the hourly wage increase that we implemented last year, lower deferred loan origination costs, and higher bonus and stock option accruals FDIC insurance increased year-over-year due primarily to certain prior period reporting adjustments resulting in a $1.0 million refund recorded in the prior year period Equipment and software increased due primarily to the movement of online banking costs from other operating expenses Other operating expenses decreased due to the move of online banking costs, as well as a reduction in ACH and ATM processing charges related to a change in providers, as well as lower legal costs associated with the resolution of a lawsuit in the prior year

Non-Performing Assets as % of Total Assets Net Charge-Offs as % of Average Loans (Annualized) Allowance for Credit Losses as % of Total Loans Criticized & Classified Loans as % of Total Loans Favorable asset quality measures compared to all U.S. banks with total assets from $10B to $25B Strong Legacy of Credit Quality Note: financial data as of quarter ending for dates specified; Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; peer bank group includes all U.S. banks with total assets of $10B to $25B; peer data from S&P Global Market Intelligence (as of 7/15/2022) and represent simple averages Note: total loans includes SBA PPP loans

The slight decrease in the allowance was primarily driven by improvements in the pandemic-related qualitative adjustments more than offsetting the increase from the macroeconomic forecasts utilized Allowance coverage ratio of 1.15% Excludes fair market value adjustments on previously acquired loans representing 0.21% of total portfolio loans Q2 2022 Current Expected Credit Loss (CECL) Note: ACL at 6/30/2022 excludes off-balance sheet credit exposures of $7.7 million

Strong Capital Position

- Strong regulatory capital ratios significantly above both regulatory requirements and well-capitalized levels, with tangible equity levels above peers
- Purchased ~1.1 million shares of WesBanco common stock on the open market during Q2 2022, and ~1.8 million shares remained for repurchase (as of 6/30/2022) [(1)]


Tier 1 Risk-Based Capital Ratio
10.43%
13.21%
11.12%
11.94%
12.68%
12.82%
13.06%
13.76%
13.35%
13.16%
14.12%
15.09%
12.89%
14.72%
14.05%
12.49%
Well-Capitalized
8.0%
Required
6.0%
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022


Tangible Equity to Tangible Assets (2)
5.94%
7.90%
5.88%
6.33%
6.73%
6.84%
7.35%
7.88%
7.95%
8.20%
8.79%
9.28%
10.02%
10.52%
9.84%
8.50%
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

Note: financial data as of quarter ending 12/31; current year data as of 6/30/2022; CECL accounting standard adopted January 1, 2020 by WSBC
(1) Under the existing share repurchase authorization that was approved on February 24, 2022 by WesBanco's Board of Directors
(2) Non-GAAP measure – please see reconciliation in appendix

10

Appendix

Reconciliation: Pre-Tax, Pre-Provision Income (PTPP) and Ratios

Reconciliation: Net Income, EPS (Diluted), Tangible Book Value per Share

Reconciliation: Efficiency Ratio Note: “efficiency ratio” is non-interest expense excluding restructuring and merger-related expense divided by total income; FTE represents fully taxable equivalent

Reconciliation: Return on Average Assets and Tangible Equity to Tangible Assets (1) three-, six-, and nine-month (as applicable) figures are annualized Note: Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018; Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015; Fidelity Bancorp merger closed November 2012; AmTrust 5 branch acquisition closed March 2009; Oak Hill Financial closed November 2007

Reconciliation: Return on Average Tangible Equity (1) three-, six-, and nine-month (as applicable) figures are annualized